UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HASBRO, INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Online Go to www.investorvote.com/HAS or scan the QR code — login details are located in the shaded bar below. Annual Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 21, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper or email copy of the proxy materials. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. Hasbro, Inc.’s proxy statement and annual report to shareholders are available at: www.investorvote.com/HAS Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/HAS. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 11, 2025 to facilitate timely delivery. 2 NOT 04486CD

Annual Meeting Notice Hasbro, Inc.’s Annual Meeting of Shareholders will be held on May 21, 2025 at 11:00 a.m. Eastern Daylight Time virtually via the Internet at meetnow.global/M9CJTDM. To access the meeting via the Internet at meetnow.global/M9CJTDM, you must have the information that is printed in the shaded bar located on the reverse side of this form. To vote during the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The Board of Directors recommends a vote FOR all nominees, and FOR Proposals 2 and 3: Three matters are scheduled to be voted on at the 2025 Annual Meeting. Those three proposals are: 1. The election of the following ten (10) persons as Directors to serve until the 2026 Annual Meeting of Shareholders, and until their successors are duly elected and qualified: Hope F. Cochran, Christian P. Cocks, Lisa Gersh, Frank D. Gibeau, Elizabeth Hamren, Darin S. Harris, Owen Mahoney, Laurel J. Richie, Richard S. Stoddart and Mary Beth West. 2. Advisory Vote to Approve the Compensation of Hasbro’s Named Executive Officers. 3. Ratification of KPMG LLP as the Independent Registered Public Accounting Firm for Fiscal Year 2025. NOTE: To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. The proxy statement contains information on how to vote during the meeting. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/HAS. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Hasbro, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 11, 2025.